UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

NATIONAL HOME HEALTH CARE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12927	22-2981141
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 White Plains Road, Suite 275, Scarsdale, New York	10583
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 722-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On April 2, 2007, National Home Health Care Corp., a Delaware corporation (the “Company”), AG Home Health Acquisition Corp., a Delaware corporation (the “Acquisition Corp”), and AG Home Health LLC, a Delaware limited liability company (the “Parent”) amended (the “Amendment”) the previously announced Agreement and Plan of Merger, dated November 28, 2006 by and among the Company, the Acquisition Corp and the Parent (the “Merger Agreement”). The Amendment was entered into at the request of the Special Committee of the Company’s Board of Directors. The Merger Agreement is set forth as Exhibit 10.1 to that Form 8-K filed by the Company with the Securities and Exchange Commission on December 4, 2006 and is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

        The Merger Agreement provided, among other things, that in the event the Merger Agreement is terminated as a result of the acceptance of a Superior Proposal by the Company, the Company would pay a Break Up Fee plus the lesser of (x) the aggregate amount of the Parent’s and Acquisition Corp.‘s Expenses and (y) $1,250,000. The Amendment modifies these terms so that in the event that the Merger Agreement is terminated as a result of the acceptance of a Superior Proposal, the Company shall only pay the Break Up Fee.

        The Amendment also extends the time in which the Company’s Board of Directors and Special Committee may refrain from taking a position with respect to, or refrain from recommending against acceptance of, any Acquisition Proposal, from five (5) Business Days to ten (10) Business Days after the Company’s receipt thereof.

        On April 3, 2007, the Company issued a press release announcing that it, the Acquisition Corp and the Parent had executed this Amendment. This press release is attached to this report as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.1	Amendment No. 1 to Agreement and Plan of Merger dated April 2, 2007, by and among National Home Health Care Corp., AG Home Health Acquisition Corp. and AG Home Health LLC

99.1	Press Release of the Company issued on April 3, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2007	NATIONAL HOME HEALTH CARE CORP. /s/ Robert P. Heller Name: Robert P. Heller Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1	Amendment No. 1 to Agreement and Plan of Merger dated April 2, 2007, by and among National Home Health Care Corp., AG Home Health Acquisition Corp. and AG Home Health LLC
99.1	Press Release of the Company issued on April 3, 2007